UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 15, 2009

BrandPartners Group Inc.
     (Exact name of Company as specified in its charter)

Delaware	0-16530	13-3236325
(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer Identification)
of Incorporation)

10 Main Street, Rochester, NH 03839
(Address of principal executive offices)  (Zip Code)

Registrant’s telephone number, including area code: (800) 732-3999

N/A

         (Former name or former address, if changed since last report)

☐|	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 40.13e-4(c))

Item 7.01 Regulation FD Disclosure

On May 18, 2009, BrandPartners Group, Inc. (the “Company”) issued a press release announcing the Company’s first quarter financial results as reported in the Company’s quarterly report on Form 10-Q as filed with the Securities and Exchange Commission May 15, 2009.    A copy of the press release is furnished with this Current Report as Exhibit 99.1.

The information of this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, shall not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits

     (c) Exhibits furnished with this report:

     99.1 May 18, 2009 press release as issued by BrandPartners Group, Inc.

SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BrandPartners Group, Inc.

Date: May 18, 2009	By:	/s/ James F. Brooks
James F. Brooks
Chief Executive Officer and President